EXHIBIT 10.56

SHARE EXCHANGE OPTION AGREEMENT

THIS SHARE EXCHANGE OPTION AGREEMENT (this "Agreement") is entered into this ____ day of ____________, 2011 (“Effective Date”), by and among Digital Domain Institute, Inc., a Florida corporation (“DDI”), Digital Domain Media Group, Inc., a Florida corporation ("DDMG” or the “Company”), and __________________________________________________(the “Stockholder”).  DDI, DDMG and Stockholder are sometimes collectively referred to herein as the “parties” or individually as a “party”.

WHEREAS, the Stockholder owns ___________ shares of common stock of DDI (the"DDI Common Stock") pursuant to that certain Stock Purchase Agreement between Stockholder and DDI of even date herewith (the “SPA”); and

WHEREAS, DDI, DDMG and Stockholder have agreed that Stockholder may exchange the DDI Common Stock at an exchange rate of 0.8307 shares of authorized but unissued common stock of DDMG (the “DDMG Common Stock”) for each one share of DDI Common Stock on the terms and conditions set forth herein below;

NOW, THEREFORE, in consideration of the mutual promises and covenantscontained in this Agreement, the parties hereto agree as follows:

1. EXCHANGE OF STOCK OPTION. The Stockholder shall have the option(the “Option”), upon written notice delivered to DDI, to transfer and exchange the DDI Common Stock for the DDMG Common Stock upon the earlier to occur of: i) one hundred and twenty (120) days after the Effective Date; or ii) DDMG’s successful completion of an initial public offering of its shares of common stock (the “IPO”). Upon executing the Option, the Stockholder shall execute one or more Stock Powers in the form attached hereto as Exhibit A and will deliver same to DDI.  DDI shall, within 10 business days of its receipt of the Stock Powers from the Stockholder, issue and deliver the DDMG Common Stock to the Stockholder. DDMG hereby guarantees DDI’s performance under this section.

2. POST-EXCHANGE REGISTRATION RIGHTS. The Stockholder and DDMG agree that the terms and provisions set forth in Exhibit B hereto shall apply and be binding upon the Stockholder and DDMG upon Stockholder’s exercise of the Option.

3. TAX ADVICE AND RISK FACTORS.  DDI and DDMG make no representations or warranties as to the tax treatment of the exchange of shares contemplated hereunder.  The Stockholder has consulted with its professional tax advisors to determine what tax consequences, if any, may be realized upon exchanging shares of DDI Common Stock for shares of DDMG Common Stock. The Stockholder understands that its exchange into the DDMG Common Stock involves a significant degree of risk, including a risk of total loss of the Stockholder’s investment, and the Stockholder has full cognizance of and understands all of the risk factors related to the Stockholder’s exchange into the DDMG Common Stock, including, but not limited to, those described under the caption “Risk Factors-Risks Related to Our Business” in the prospectus contained in the Registration Statement filed by DDMG on Form S-1 (File No. 333-174248) with the United States Securities and Exchange Commission (“SEC”) on May 16, 2011, as amended. The Stockholder understands that no representation is being made as to the future value of the DDMG Common Stock.

4.     REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER UPON OPTION EXERCISE.

Uponexercising the Option the Stockholder shall represent and warrant in a separate writing to the Company as of the date of exercise of the Option as follows:

4.1 Validity. This Agreement has been duly executed and delivered bythe Stockholder and constitutes the legal, valid and binding obligation of theStockholder, enforceable against the Stockholder in accordance with its terms.

4.2 No Liens, Encumbrances.Stockholder is the sole and lawful owner of the shares of DDI Common Stock being exchanged, and the same are free and clear of all security interests, liens, pledges, hypothecations, encumbrances, equities, restrictions and other charges of every kind and nature.

4.3  No Third Party Rights. There are no existing warrants, options, stock purchase agreements, restrictions, or other agreements or understandings of any nature or kind, relating to or affecting the shares of DDI Common Stock being exchanged hereunder.

4.4  SPA Representations Valid and Current. All representations and warranties set forth in Section 5 of the SPA are true and accurate on the date of exercise of the Option, including in particular and without limitation Section 5.1. The Stockholder further agrees that the provisions of Section 5.6 of the SPA shall apply to the DDMG Common Stock.

4.5 Risk Factors. The Stockholder represents and warranties for the benefit of DDMG and DDI that Stockholder has read and understands the risks associated with the exchange into DDMG Common Stock, including without limitation those described under the caption “Risk Factors-Risks Related to Our Business” in the prospectus contained in the Registration Statement filed by DDMG on Form S-1 (File No. 333-174248) with the United States Securities and Exchange Commission (“SEC”) on May 16, 2011, as amended (the “Prospectus”).

5. REPRESENTATIONS AND WARRANTIES OF DDMG.The Company hereby represents and warrants to, and covenants with, the Stockholder as follows as of the Effective Date:

2.1               Organization; Good Standing.  Each of the Company and the Company’s subsidiaries (the “Subsidiaries”) is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization.  The Company and each of the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and the Subsidiaries considered as a whole (a “Material Adverse Effect”); and to the Company’s best knowledge and belief having made all reasonable enquiries, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

2.2               Capitalization. As of July 20, 2011, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock (the “Common Stock”)and 25,000,000 shares of preferred stock, no par value per share (the “Preferred Stock”), 100,000 shares of which are designated Series A Preferred Stock (“Series A Preferred Stock”).  As of the date hereof: (i) 17,816,736shares of Common Stock are issued and outstanding; (ii) 7,335,130 shares of Common Stock are reserved for issuance and issuable upon conversion of Series A Preferred Stock; (iii) 5,078,499 shares of Common Stock are reserved for issuance and issuable upon exercise of outstanding options to purchase Common Stock; (iv) 3,429,473 shares of Common Stock are reserved for issuance and issuable upon exercise of outstanding warrants to purchase Common Stock; and (v) 8,931,583 shares of Common Stock are reserved for issuance and issuable upon conversion of debt, and except as set forth in this Section 5.2, there are no other options, warrants or other rights to purchase from the Company any shares of its capital stock other than pursuant to this Agreement.  The certificates evidencing the DDMG Common Stock are in due and proper legal form and have been duly authorized for issuance by the Company.  All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable.  There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any equity securities of the Subsidiaries, or any such rights pursuant to their respective Certificates of Incorporation or Articles of Incorporation or bylaws, or equivalent formation and governance documents, or any agreement or instrument to or by which the Company or any of the Subsidiaries is a party or bound, in each case that are triggered by this Agreement, except for any such rights under any such agreement or instrument that have been waived prior to the date hereof.  The DDMG Common Stock, when issued and delivered as provided herein, will be duly and validly issued and will be fully paid and nonassessable and will be issued free and clear of any security interests, liens, encumbrances, equities, restrictions on transfer (other than as arising under applicable securities laws or this Agreement), third party rights or claims.  All outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly owned subsidiary of the Company, except in the case of (x) Digital Domain, 83.1% of the issued and outstanding capital stock of which is owned by the Company, and (y) DDI, certain shares of the common stock of which are owned by the Stockholder and other Purchasers (as defined in the SPA), if any.The DDMG Common Stock will be issued in compliance with all applicable federal and state securities laws.

2.3               Due Authorization.  This Agreement has been duly authorized, executed and delivered by the Company and, assuming execution and delivery by each of the other parties thereto, constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to the enforcement of creditor’s rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including, but not limited to, the indemnification provisions contained in this Agreement, may be limited by federal or state securities laws or the public policy underlying such laws.  All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance of the DDMG Common Stock by the Company.

2.4               No Default or Consents.  Neither the execution, delivery and performance of this Agreement by the Company nor the consummation by the Company of any of the transactions contemplated hereby (including, without limitation, the issuance by the Company of the DDMG Common Stock) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or the Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which either the Company or the Subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of the Subsidiaries or violate any provision of the charter or bylaws, or equivalent formation and governance documents, of the Company or any of the Subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

2.5               Permits. Each of the Company and the Subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. Each of the Company and the Subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder.  Except as may be required as to the Company under the Securities Act and state Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the DDMG Common Stock to the Purchaser.

2.6               Real and Personal Property.  Each of the Company and the Subsidiaries has good and marketable title in fee simple to all real property, and good and marketable title to all other property, owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as (i) secure the indebtedness of the Company, or (ii) do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries.  All property held under lease by the Company and the Subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as (i) secure the indebtedness of the Company, or (ii) have arisen in the ordinary course of business of the Company and the Subsidiaries and do not materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries.

2.7               Material Contracts.  Each contract, document or other agreement which is material to the current business of the Company and the Subsidiaries, taken as a whole (the “Material Contracts”), is in full force and effect and is valid and enforceable by and against the Company and the Subsidiaries, as the case may be, in accordance with its terms.  Neither the Company nor any of the Subsidiaries, if a subsidiary is a party, nor to the Company's best knowledge and belief having made all reasonable enquiries, any other party, is in default in the observance or performance of any term or obligation to be performed by it under any such Material Contract.

2.8               No Violation.  Neither the Company nor the Subsidiaries is in violation of any term of its charter or bylaws, or equivalent formation and governance documents, or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

2.9               Consents and Approvals.  Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company has been so obtained or performed.

2.10             Financial Statements.  The consolidated financial statements of the Company and its subsidiaries set forth in the Prospectus present fairly the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto have been prepared in conformity with accounting principles generally accepted in the United States, consistently applied throughout the periods involved, except as may be noted therein.  Except as set forth in the financial statements referred to above, the Company and its Subsidiaries have no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of the most recent balance sheet included in the financial statements and (ii) liabilities and obligations of a type or nature not required under generally accepted accounting principles to be reflected in the financial statements, which individually and in the aggregate would not have a Material Adverse Effect.  The Company and its Subsidiaries maintain and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

2.11             Intellectual Property.  Each of the Company and the Subsidiaries owns or possesses legally enforceable rights to use all patents, patent applications, patent rights, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, trade secrets, domain names, mask works, licenses, know-how and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of its current business.  Neither the Company nor any of the Subsidiaries has infringed the rights of others with respect to (a) the Intangibles, (b) any product or service marketed or sold by the Company or any of the Subsidiaries, or (c) any software programs present on the computers and other software-enabled electronic devices that it owns or leases or that it has otherwise provided to its employees for their use in connection with its business, except for any such infringement that would not result in a Material Adverse Effect.

2.12             No Material Adverse Change.  Since the date of the most recent balance sheet of the Company included in the Prospectus, (i) there has not been any material adverse change in the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and the Subsidiaries taken as a whole; (ii) neither the Company nor any of the Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority; and (iii) neither the Company nor any of the Subsidiaries has (A) issued or incurred any liability or obligation, direct or contingent, for borrowed money, except for such liabilities or obligations incurred in the ordinary course of business, (B) entered into any other transaction not in the ordinary course of business, (C) made, or agreed to make, any material change to any Material Contract which would result in a Material Adverse Effect, or (D) made, or agreed to make, any declaration, setting aside or payment or other distribution in respect of any of its capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock.

2.13             Legal Proceedings.  Except as set forth in the Registration Statement, there are no claims, actions, suits, proceedings, arbitrations, complaints, charges, judgments, injunctions or governmental investigations pending, or to the Company’s best knowledge and belief having made all reasonable enquiries threatened, to which the Company or any of the Subsidiaries (or any of their respective officers or directors, in such capacity) is a party or of which any property of the Company or any of the Subsidiaries is the subject which the management of the Company believes will have a Material Adverse Effect.  The scope of the representation and warranty in the immediately preceding sentence includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing involving the prior employment of any of the Company’s or the Subsidiaries’ employees, their services provided in connection with the Company’s or such Subsidiary’s business, or any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

2.14             Employees.  Neither the Company nor any of the Subsidiaries is involved in any labor dispute nor, to the best knowledge and belief of the Companyhaving made all reasonable enquiries, is any such dispute threatened, which dispute would have a Material Adverse Effect.  To the best knowledge and belief of the Companyhaving made all reasonable enquiries, the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of the Subsidiaries’ principal suppliers or contractors which would have a Material Adverse Effect. Neither the Company nor any Subsidiary is bound by or subject to (and none of their respective assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the best knowledge and belief of the Company having made all reasonable enquiries, has sought to represent any of the employees, representatives or agents of the Company or any of its Subsidiaries.  To the best knowledge and belief of the Companyhaving made all reasonable enquiries, the Company is not aware of any threatened or pending litigation between the Company or the Subsidiaries and any of its executive officers which, if adversely determined, would have a Material Adverse Effect and has no reason to believe that any executive officers or other key employees currently serving will not remain in the employment of the Company and the Subsidiaries.  To the best knowledge and belief of the Companyhaving made all reasonable enquiries,, none of the employees of the Company or any of the Subsidiaries is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with such employee’s ability to promote the interests of the Company and the Subsidiaries or that would conflict with the Company’s or any Subsidiary’s business.

2.15             Taxes.  Each of the Company and the Subsidiaries has timely filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects, or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending; nor are there any material proposed additional tax assessments against the Company or any of the Subsidiaries.

2.16             Insurance.  All material fire and casualty, general liability, and business interruption insurance policies maintained by the Company or any of the Subsidiaries are in full force and effect, are with reputable insurance carriers, provide full and adequate coverage for all normal risks incident to the business of the Company and the Subsidiaries and their respective properties and assets, and are in character and amount at least reasonably equivalent to that carried by persons engaged in similar businesses and subject to the same or similar perils or hazards, except for any such failures to maintain insurance policies that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

2.17             Environmental Laws.  (i) Each of the Company and the Subsidiaries is in compliance in all material respects with all applicable rules, laws and regulation relating to the use, treatment, release, storage or disposal of hazardous or toxic substances or pollution or the protection of employee health or safety, public health or the environment (“Environmental Laws”); (ii) neither the Company nor the Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and the Subsidiaries has received all permits, licenses or other approvals required of it under Environmental Laws to conduct its business and is in compliance with all material terms and conditions of any such permit, license or approval; (iv) to the Company’s best knowledge and belief having made all reasonable enquiries, no facts currently exist that will require the Company or any of the Subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or the Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) (“CERCLA”), or otherwise designated as a contaminated site under applicable state or local law.  Neither the Company nor any of the Subsidiaries has been named as a “potentially responsible party” under CERCLA.

2.18             Foreign Transactions Reporting Act.  The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending, or to the best knowledge and belief of the Company having made all reasonable enquiries, threatened.

2.19             OFAC.  Neither the Company nor any of its subsidiaries nor, to the best knowledge and belief of the Company having made all reasonable enquiries, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the DDMG Common Stock, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

2.20             ERISA.  The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each "plan" as defined in Section 3(3) of ERISA (and such regulations and published interpretations) in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company has any liability.

2.21             Investment Company.  The Company is not, and after giving effect to the issuance of the DDMG Common Stock to Stockholder will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder.

2.22             Certain Transactions.  Other than agreements or arrangements relating to (i) compensation, and standard employee benefits generally made available to all employees of the Company or applicable Subsidiary, (ii) standard director and officer indemnification on terms approved by the Board of Directors of the Company or the applicable Subsidiary, and (iii) the purchase of shares of the Company’s capital stock and the issuance of options to purchase shares of the Company’s Common Stock, and except as described in the prospectus contained in the Registration Statement under the caption “Certain Relationships and Related Transactions”, there are no agreements, understandings or proposed transactions between the Company or any Subsidiary and any of its officers, directors, consultants or key employees, or any affiliate thereof.

2.23             Voting Rights.  To the Company’s best knowledge and belief having made all reasonable enquiries, no stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

5.24    Risk Factors.  An investment in DDMG Common Stock involves a high degree of risk.  You should carefully consider the risks described below before making a decision to invest in our common stock.  The risks and uncertainties described below are not the only ones we face.  Additional risks and uncertainties not presently known to us, or that we currently deem immaterial, could negatively impact our business, results of operations or financial condition in the future.  If any of the following risks and uncertainties develops into actual events, our business, results of operations and financial condition could be adversely affected.  In those cases, the value of our common stock could decline and you may lose all or part of your investment. Certain risk factors related to our business are described under the caption “Risk Factors-Risks Related to Our Business” in the Prospectus, which risks you should carefully consider before making a decision to invest in our common stock.

6.[Intentionally deleted.]

7. MISCELLANEOUS.

7.1 Further Assurances. From time to time after the exchange of the shares hereunder, theStockholder and the Company, without charge, shall perform such other acts, andshall execute and acknowledge and shall furnish such other instruments,documents, materials and information, as the other party may reasonably requestin order to confirm the consummation of the transaction provided for in this
Agreement.

7.2 Notices. Any notice or other communications required orpermitted hereunder shall be deemed to be sufficient if contained in a writteninstrument delivered in person or duly sent (i) by mail,postage prepaid, (ii) by courier service or(iii) by fax, in each case addressed to such party at the address or fax number set forth below:

If to the Company: Digital Domain Media Group, Inc.
8881 US Highway One
Port St. Lucie, Florida 34952
ATTN: General Counsel
Facsimile: (772) 345-8114

If to Stockholder: LIU SHI YANG
Room 612, Peninsula Centre
67 Mody Road
Tsimshatsui East, Kowloon

or, in any case, at such other address or addresses or fax number as shall have been furnished 5 days in advance in writing by such party to the other parties hereto. All such notices,requests, consents and other communicationsshall be deemed to have been received (i) in the case of personal delivery, onthe date of such delivery, (ii) in the case of mailing, on the tenth businessday following the date of such mailing, (iii) in the case of courier service, onthe next business day following the date of such transmission and (iv) in thecase of fax, upon confirmed receipt.

7.3 Entire Agreement; Modifications. This Agreement constitutes theentire agreement of the parties with respect to the subject matter hereof andmay not be amended or modified nor any provisions waived except in a writingsigned by the Company and Stockholder.

7.4 Construction. Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party hereto.

7.5 Counterparts. This Agreement may be executed in two or morecounterparts, each of which shall be deemed an original, but all of whichtogether shall constitute one and the same instrument. Facsimile signatures of the undersigned parties will have the same force and effect as original signatures.

7.6 Severability. Every provision of this Agreement is intended tobe severable. If any term or provision hereof is illegal or invalid for anyreason whatsoever, such illegality or invalidity shall not affect the validityor legality of the remainder of this Agreement.

7.7 [Intentionally deleted]

   7.8 Governing Law. This Agreement shall be construed and enforced inaccordance with, and the rights of the parties shall be governed by, the law ofthe state of New York.  Venue for any litigation, dispute or controversy in connection herewith shall lie, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the state of New York, in the State and Federal Courts of New York.

7.9 Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement, all covenants and agreements made by any party herein and in the certificates for the DDMG Common Stock delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Stockholder of theDDMG Common Stock and the payment therefor, and shall survive for a period of one year following the later of the execution of this Agreement or the delivery to the Stockholder of theDDMG Common Stock and the payment therefor.

[Signatures Appear on Next Page.]

IN WITNESS WHEREOF, the parties have executed this Share Exchange Option Agreement as of the dates set forth below.

Stockholder

By:
Name:
Title:

Date

Digital Domain Media Group, Inc.

By:
Name:
Title:

Date

Digital Domain Institute, Inc.

By:
Name:
Title:

Date

EXHIBIT A

STOCK POWER

(Assignment Separate from Certificate)

FOR VALUE RECEIVED, ___________________________,hereby sells, assigns and transfers unto Digital Domain Media Group, Inc., a Florida corporation, _________________ shares of the common stock of Digital Domain Institute, Inc., a Florida corporation (the “Corporation”), standing in its name on the books of said Corporation, and herewith and hereby irrevocably constitutes and appoints Edwin Lunsford attorney to transfer the said stock on the books of said corporations with full power of substitution in the premises.

DATED:  As of the ___ day of _____________, 2011.

By:
Print Name:
Title (if entity):

EXHIBIT B – POST-EXCHANGE REGISTRATION RIGHTS

SECTION 2.    Piggyback Registration of the DDMG Common Stock; Compliance with the Securities Act; Preemptive Rights

2.1           Certain Definitions.

(a)           “Holder” means Stockholder (also referred to herein as “Purchaser”) and any other holder of Registrable Securities who is or may become a party to this Agreementor a share exchange option agreement with DDI and DDMG of like tenor with this Agreement (collectively, the “Agreements”)..

(b)           “IPO” means the initial underwritten registered public offering of DDMG’s equity securities by DDMG (hereinafter referred to as the “Company”).

(c)           “Registrable Securities” means any and all of the (i)shares of DDMG Common Stock acquired by the Stockholder pursuant to Section 1 of the Agreement (the “Shares”)and shares of DDMG Common Stock issued by the Company upon the exercise of an exchange right granted in any other Agreement;; (ii) equity securities issued in respect of such shares in any reorganization; and (iii) equity securities issued in respect of the securities referred to in the preceding clauses (i) and (ii) as the result of a stock split, stock dividend, recapitalization or combination.

(d)           “Registration Expenses” means all expenses incident to the Company’s performance of or compliance with Section 2.4 of this Agreement, including, without limitation, all: (i) registration and filing fees, (ii) fees and expenses relating to compliance with securities or blue sky laws (including fees and expenses of counsel in connection with blue sky qualifications of the securities registered), (iii) printing, messenger and delivery expenses, (iv) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (v) fees and expenses of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters), (vi) fees and expenses of any special experts retained by the Company in connection with such registration, (vii) reasonable fees and expenses of a single counsel for the holders of Registrable Securities participating in the subject offering selected by the holders of a majority of the Registrable Securities offered therein, (viii) fees and expenses in connection with any review of underwriting arrangements by the Financial Industry Regulation Association (“FINRA”) and (ix) fees and expenses of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions attributable to the sale of Registrable Securities).

(e)           “Securities Act” means the U.S. Securities Act of 1933, as amended.

2.2           Piggyback Registration Rights

(a)           The Company shall notify each Holder in writing promptly after it determines to file any registration statement under the Securities Act for the purposes of effecting a public offering of securities of the Company (a “Registration Statement”), other than Registration Statements (x) filed in connection with the IPO, (y) filed pursuant to the exercise by other shareholders of the Company of “demand” registration rights that permit such shareholders to cause the Company to file a Registration Statement under the Securities Act at their request, (z) relating to any employee benefit plan securities or a corporate reorganization, or (xx) relating to the offering of debt securities, and shall afford each Holder an opportunity to include in such Registration Statement all of any part of the Registrable Securities then held by such Holder to the extent provided herein. If a Holder desires to include in any such Registration Statement all or any part of the Registrable Securities held by it, it shall within twenty (20) days after receipt of the above-described notice from the Company so notify the Company in writing and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such Registration Statement. If such Holder decides not to include all of its Registrable Securities in any such Registration Statement filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent such Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. If, at any time after giving notice to the Holders pursuant to this Section 2.2 and prior to the declaration by the SEC of the effectiveness of the subject Registration Statement, the Company shall determine for any reason not to register the securities covered by such Registration Statement, the Company shall give written notice of such determination to all of the Holders, and thereupon shall be released of its obligation to proceed with the registration of securities to which such Registration Statement relates. In the event that the subject public offering includes a firm commitment or best efforts underwriting, the right of any Holder whose Registrable Securities are included in such Registration Statement to participate in such underwriting will be determined by the Company in its sole and absolute discretion; in the event that the Company so determines that such Holder’s Registrable Securities are to be also included in the underwriting, and not just in such Registration Statement, the inclusion of such Registrable Securities in the underwriting will be on such terms and subject to such conditions as are determined by the Company in its sole and absolute discretion.

(b)           Each Holder shall have the right to have its Registrable Securities included pursuant to this Section 1.2 in a maximum of three Registration Statements that are declared effective by the SEC.

(c)           The Registration Expenses of the Holders will be paid by the Company.

(d)           The rights conferred on the Holders pursuant to this Section 2.2 shall expire, as to the Stockholder, on  the first date that all of the Registrable Securities owned by such Stockholdermay be resold pursuant to the provisions of Rule 144 promulgated by the SEC under the Securities Act.

2.3           Lock-Up Agreement.  The Stockholder(for itself and each assignee Holder) hereby agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 promulgated under the Securities Act) of equity securities of the Company, or any securities convertible or exercisable into or exchangeable for such securities, during the 180-day period beginning on the effective date of the Registration Statement relating to the IPO, and during the 180-day period beginning on the effective date of any Registration Statement relating to any underwritten offering of the Company’s securities in which Registrable Securities of the Stockholderare included; provided, that the foregoing provisions of this Section 1.3 (i) shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement with the Company, (ii) shall not apply to transactions (including any sales of common stock or other securities) relating to shares of common stock or other securities acquired in open market transactions after the completion of the IPO, and (iii) shall only be applicable to the Holder if each executive officer and director of the Company agrees to similar restrictions. In addition, the Stockholder shall, prior to the IPO, enter into the form of lock-up agreement that the managing underwriters of the IPO request that the directors, executive officers and other holders of DDMG Common Stock enter into in connection with the IPO.  For the avoidance of doubt, the provisions of this Section 2.3 and no other term in this Agreement or any other agreement entered into or to be entered into by the Company shall prohibit the Stockholder from selling its shares in the Company pursuant to a private placement or secondary offering with the express written consent of the lead managers of the Company’s IPO.

2.4           Registration Procedure.  Subject to the terms and conditions of this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of the Registrable Securities elected to be included therein by the Holders thereof pursuant to the subject Registration Statement, and in connection therewith the Company will:

(a)           prepare and file with the SEC the Registration Statement and use its reasonable best efforts to cause such Registration Statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such Registration Statement copies of all such documents proposed to be filed);

(b)           prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than 180 days; provided, however, that (i) such 180 day period shall be extended for a period of time equal to the period that the Holders refrain from selling any securities included in any underwritten registration at the request of the managing underwriters; and (ii) in the case of any registration of Registrable Securities which are intended to be offered on a continuous or delayed basis, such 180 day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule, under the Securities Act, then permits such an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment then permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference in the Registration Statement of information otherwise required to be included in such a post-effective amendment that is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by theRegistration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in the Registration Statement;

(c)           furnish to each Holder included therein such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as such holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

(d)           use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such U.S. state jurisdictions as any Holder thereof reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

(e)           notify each Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein, in the context in which they were made, not misleading, and, at the request of any such Holder, promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in the context in which they were made, not misleading;

(f)           cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(g)           provide a transfer agent, registrar and CUSIP number for all such Registrable Securities not later than the effective date of such Registration Statement;

(h)           make available for inspection by any Holder, any attorney, accountant or other agent retained by any such holder, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, attorney, accountant or agent in connection with the Registration Statement;

(i)           otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with such registration, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(j)           permit any Holder of Registrable Securities, that is or might reasonably be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of the Registration Statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included therein;

(k)           in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in the Registration Statement for sale in any U.S. jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

(l)           use its reasonable best efforts to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other U.S. federal or state governmental agencies or authorities as may be necessary to enable the holders thereof to consummate the disposition of such Registrable Securities; and

(m)           obtain a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the holders of a majority of the Registrable Securities being sold reasonably request.

If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company and if such Holder is a controlling person of the Company, such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder and presented to the Company in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder; provided, that with respect to this clause (ii) such Holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

2.5           Transfer of Shares.  The Stockholderagrees that it will not effect any disposition of the Shares or its right to acquire the Shares that would constitute a sale within the meaning of the Securities Act or any applicable state securities laws, except as contemplated in a Registration Statement as referred to in Section 2.4 or as otherwise permitted by law.

2.6           Indemnification.  For the purpose of this Section 2.6, the term “Holder/Affiliate” shall mean any affiliate (as defined in Rule 405 promulgated under the Securities Act) (an “Affiliate”) of the Holder, and any person who controls the Holder or any such Affiliate of the Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

(a)           The Company agrees to indemnify and hold harmless the Holder and each Holder/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which the Holder or Holder/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed)), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement referred to in Section 2.4, including the prospectus (the “Prospectus”), financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rules 430B, 430C or 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the SEC pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any breach by the Company of its representations or warranties contained in this Agreement, or any failure of the Company to perform its obligations hereunder, and will promptly reimburse each such Holder and each such Holder/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Holder or such Holder/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and, provided, further, that the Company will not be liable in any such case to the extent, that any such loss, claim, damage, liability, action or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder expressly for use therein, or (ii) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder, or a violation by the Holder of any provision of federal or state securities law applicable to the Holder.

(b)           Each Holder will severally, but not jointly, or jointly and severally, with the Other Purchasers, indemnify and hold harmless the Company, each of its directors, each of its officers, including such officers who signed the Registration Statement referred to in Section 2.4, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers and each such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of such Holder (which consent shall not be unreasonably withheld or delayed)), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement, the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder expressly for use therein, and will promptly reimburse the Company, each of its directors, each of its officers and each such controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers and each such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that any individual Holder’s aggregate liability under this Section 2.6 shall not exceed the amount of proceeds received by such Holder on the sale of the Shares pursuant to the Registration Statement.

(c)           Promptly after receipt by an indemnified party under this Section 2.6 of notice of the threat or commencement of any action indemnifiable hereunder, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 2.6, promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 2.6 to the extent it is not prejudiced as a result of such failure.  In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 2.6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.  In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)           If the indemnification provided for in this Section 2.6 is required by its terms but is for any reason held by a court of competent jurisdiction to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 2.6 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Holder from the private placement of Common Stock hereunder and the resale of the DDMG Common Stock of such Holder pursuant to the Registration Statement referred to in Section 2.4 or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Holder in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The respective relative benefits received by the Company on the one hand and each Holder on the other shall be deemed to be in the same proportion as the amount paid by such Holder to the Company pursuant to this Agreement for the DDMG Common Stock purchased by the Stockholderthat were sold pursuant to the Registration Statement bears to the difference between the amount the Stockholderpaid for such Shares that were sold pursuant to the Registration Statement and the amount received by such Holder from such sale.  The relative fault of the Company, on the one hand, and each Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Holder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 1.6, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.  The provisions set forth in paragraph (c) of this Section 2.6 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification.  The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 2.6 were determined solely by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  Each Holder’s obligations to contribute pursuant to this Section 2.6 is several, and not joint, or joint and several, with that of the Other Purchasers and other Holders.

2.7           Information Available.  The Company, upon the reasonable request of a Holder and with prior notice, will be available to such Holder or a representative thereof at the Company’s headquarters to discuss information relevant for disclosure in a Registration Statement as referred to in Section 2.4covering the Registrable Securities owned by such Holder and will otherwise cooperate with the Holder conducting an investigation for the purpose of reducing or eliminating the Holder’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters, subject to appropriate confidentiality limitations.

2.8           Reports Under Exchange Act.  With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a)           make and keep available adequate current public information, as those terms are understood and defined in Rule 144, at all times after the effective date of the Registration Statement relating to the IPO;

(b)           use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c)           furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the Registration Statement relating to the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company in compliance with such reporting requirements; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).